Exhibit 10.29

EXECUTION VERSION

FIFTH AMENDMENT TO FORBEARANCE AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 11, 2009, by and among the Lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Purple Communications, Inc. (f/k/a GoAmerica, Inc.), a Delaware corporation (“Borrower”), the other Loan Parties signatory hereto, Churchill Financial LLC, as L/C Issuer and as administrative agent for the Lenders and the L/C Issuers (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”) and Ableco Finance LLC, as collateral agent for the Lenders and the L/C Issuers (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents”).

W I T N E S S E T H

WHEREAS, Borrower, the other Loan Parties signatory hereto, Agents, the Lenders and the L/C Issuers party thereto from time to time are parties to that certain Credit Agreement, dated as of January 10, 2008 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, Borrower, the other Loan Parties signatory hereto, Agents and the Lenders are parties to that certain Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of October 15, 2009, as amended by that certain First Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of October 30, 2009, as further amended by that certain Second Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of November 4, 2009, as further amended by that certain Third Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of November 20, 2009, and as further amended by that certain Fourth Amendment to Forbearance Agreement and Fourth Amendment to Credit Agreement, dated as of December 1, 2009 (as amended restated, supplemented or otherwise modified from time to time prior to the date hereof (the “Forbearance Agreement”); and

WHEREAS, the Borrower and the Loan Parties have requested, and Agents and Required Lenders have agreed, to amend the Forbearance Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Loan Parties, Agents and Required Lenders hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein (including in the Recitals hereto) shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Forbearance Agreement.

(a) Section 5(a) of the Forbearance Agreement is hereby amended as of the Fifth Amendment Effective Date (as hereinafter defined) by deleting “December 11, 2009” where it appears therein and substituting in lieu thereof “December 21, 2009”.

(b) Section 8(d) of the Forbearance Agreement is hereby amended by deleting the last sentence of the first paragraph of such Section 8(d) together with the definitions of “Governmental Investigation” and “June 2009 Subpoenas” thereof and substituting in lieu thereof the following sentence and the corresponding definitions as follows:

“As used herein ‘Governmental Investigation’ and ‘2009 Subpoenas’ shall have the following meanings:

‘Governmental Investigation’ means any claim, sanction, action, lawsuit or other proceeding or investigation in connection with the 2009 Subpoenas by a Governmental Authority, which relates to the condition (financial or otherwise), business, operations or property of the Borrower or any of the Group Members.

‘2009 Subpoenas’ means, collectively, (a) a subpoena for documents from the Enforcement Bureau of the Federal Communications Commission, dated April 1, 2009, (b) a subpoena for documents from a Grand Jury for the United States District Court for the District of Columbia, dated June 15, 2009, (c) a subpoena for documents from the San Francisco Regional Office of the United States Securities and Exchange Commission, dated June 25, 2009, (d) a subpoena for testimony from the San Francisco Regional Office of the United States Securities and Exchange Commission to the Borrower’s chief financial officer, dated June 25, 2009 and (e) a subpoena for documents from the United States Securities and Exchange Commission, dated December 4, 2009, copies of which were previously delivered to the Administrative Agent.”

3. Remedies. This Amendment shall constitute a Loan Document. The breach by any Loan Party of any covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents after giving effect to any grace or cure periods set forth therein.

4. Representations and Warranties. To induce Agents and Required Lenders to enter into this Amendment, each of the Borrower and the other Loan Parties hereby jointly and severally represents and warrants that:

(a) The execution, delivery and performance by each Loan Party of this Amendment and the performance of the Forbearance Agreement as amended by this Amendment (the “Amended Forbearance Agreement”) (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of the holders of its Securities), (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any material Requirement of Law in any material respect, (C) in any material respect, conflict with, contravene, constitute a default or breach under any material Contractual Obligation of any Loan Party or any of its Subsidiaries, or result in or permit the termination or acceleration of any such material Contractual Obligation, or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of its Subsidiaries and (iii) do not require any Permit of, or filing with, any Governmental Authority or any consent of, or notice to, any Person.

(b) From and after its delivery to the Agents, this Amendment has been duly executed and delivered to the other parties hereto by each Loan Party party hereto and this Amendment and the Amended Forbearance Agreement are each the legal, valid and binding obligation of such Loan Party and are each enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.

(c) No Default or Event of Default (other than the Specified Events of Default (as defined in the Forbearance Agreement)) has occurred and is continuing after giving effect to this Amendment.

(d) Except for the Governmental Investigation (as defined in the Forbearance Agreement) no action, claim or proceeding is now pending or, to the knowledge of any Loan Party, threatened against any Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Loan Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment, the Amended Forbearance Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Forbearance Agreement or any other Loan Document or any action taken under this Amendment, the Amended Forbearance Agreement or any other Loan Document or (ii) if determined adversely, is reasonably likely to have or result in a Material Adverse Effect.

(e) After giving effect to this Amendment and except with respect to the Governmental Investigation and the Specified Events of Default, the representations and warranties of Borrower and the other Loan Parties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

5. No Amendments/Waivers. The Forbearance Agreement, the Credit Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and, except as expressly provided herein, shall be unmodified. In addition, except as expressly provided herein and in the Forbearance Agreement, this Amendment shall not be deemed an amendment, consent or waiver of any term or condition of any Loan Document or a forbearance by Agents or Lenders with respect to any right or remedy which Agents or Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which Agents or Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof.

6. Outstanding Indebtedness; Waiver of Claims. Each of the Borrower and the other Loan Parties hereby acknowledges and agrees that as of the Fifth Amendment Effective Date (i) the aggregate amount of the Revolving Loans is $8,000,000 and (ii) the aggregate amount of the Term Loans is $36,300,000, and that, as of the Fifth Amendment Effective Date, such principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each of the Borrower and the other Loan Parties hereby acknowledges that it has no Claims (as hereinafter defined) arising out of or relating to the Credit Agreement or any other Loan Document (including, without limitation, as a result of credit having been extended thereunder) against Agents, the Lenders or the L/C Issuers and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, subsidiary corporations, parent corporations and related corporate divisions and their respective successors and assigns (all of the foregoing being the “Released Persons”) and hereby waives, releases, remises and forever discharges

Agents, each Lender, each L/C Issuer and each other Released Person from any and all Claims of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any Released Person prior to and including the date hereof, and in any way directly or indirectly arising out of or relating to the Forbearance Agreement, Credit Agreement or any other Loan Document. For purposes hereof, “Claims” shall mean all liabilities, obligations, losses, damages, penalties, actions, judgments, suits or claims which may be instituted or asserted against or incurred by such Released Person as the result of credit having been extended under the Forbearance Agreement, Credit Agreement or any other Loan Document or otherwise arising in connection with the transactions contemplated thereunder.

7. Expenses. Each of the Borrower and the other Loan Parties hereby reconfirms its respective obligations pursuant to Section 11.3 of the Credit Agreement and to pay and reimburse Agents for all reasonable costs and expenses (including, without limitation, reasonable fees of legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

8. Affirmation of Existing Loan Documents. After giving effect to this Amendment, Borrower and each Loan Party (a) confirms and agrees that its obligations under each of the Loan Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof, and (b) confirms and agrees that the Liens granted pursuant to the Collateral documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof.

9. Effectiveness. This Amendment shall become effective as of December 11, 2009 (the “Fifth Amendment Effective Date”) only upon satisfaction in full in the judgment of Agents of each of the following conditions on or prior to December 14, 2009:

(a) Amendment. Agents shall have received two (2) copies of this Amendment duly executed and delivered by Agents, the Required Lenders and Borrower.

(b) Payment of Fees and Expenses. Borrower shall have paid to the Administrative Agent (i) a non-refundable cash amendment fee equal to $123,250 to be allocated among the Lenders according to the pro rata share of their Commitments and (ii) all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agents (including, without limitation, reasonable legal fees and expenses of legal counsel).

(c) Equity Investment. Agents shall have received (i) evidence satisfactory to Agents that Borrower shall have received $2,000,000 in gross cash proceeds from the issuance by Borrower of Series B Preferred Stock to Clearlake Capital Group, L.P., Reservoir Capital Group L.P. and Ron Obray on terms satisfactory to Agents, and (ii) copies of all documents executed and delivered in connection with such equity investment.

(d) Third Amendment to Second Lien Forbearance Agreement. The Administrative Agent shall have received one (1) copy of the Third Amendment to Forbearance Agreement and Fourth Amendment to the Second Lien Credit Agreement, dated as of the date hereof, duly executed and delivered by the parties signatories thereto and effective in accordance with the terms thereof, which shall be in form and substance reasonably satisfactory to the Agents.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

PURPLE COMMUNICATIONS, INC., as Borrower

By:	/s/ John R. Ferron
Name:	John R. Ferron
Title:	Chief Financial Officer & Chief Operating Officer

PURPLE LANGUAGE SERVICES CO., as Guarantor

By:	/s/ John R. Ferron
Name:	John R. Ferron
Title:	Chief Financial Officer & Chief Operating Officer

PURPLE RELAY SERVICES CO., as Guarantor

By:	/s/ John R. Ferron
Name:	John R. Ferron
Title:	Chief Financial Officer & Chief Operating Officer

HANDS ON VIDEO RELAY SERVICES, INC., as Guarantor

By:	/s/ John R. Ferron
Name:	John R. Ferron
Title:	Chief Financial Officer & Chief Operating Officer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO FORBEARANCE AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

AGENTS AND LENDERS:

CHURCHILL FINANCIAL LLC, as Administrative Agent

By:	/s/ Chris Cox
Name:	Chris Cox
Title:	Managing Director

CHURCHILL FINANCIAL CAYMAN LTD., as Lender

By: Churchill Financial LLC, as its Collateral Manager

By:	/s/ Chris Cox
Name:	Chris Cox
Title:	Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO FORBEARANCE AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

ABLECO FINANCE LLC, as Collateral Agent and Lender, on behalf of itself and its Affiliate assigns

By:	/s/ Daniel Wolf
Name:	Daniel Wolf
Title:	President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO FORBEARANCE AGREEMENT

AND FOURTH AMENDMENT TO CREDIT AGREEMENT]